                                                                    Exhibit 10.1

                           SUPPLEMENTAL AGREEMENT TO
                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

     This supplemental agreement (this "Supplement") dated as of July 8, 1999 relates to the Amended and Restated Agreement and Plan of Merger dated as of May 19, 1999 (the "Agreement") by and among Devon Energy Corporation, an Oklahoma corporation ("DVN"), Devon Delaware Corporation, a Delaware corporation and a direct, wholly owned subsidiary of DVN ("Newco"), Devon Oklahoma Corporation, an Oklahoma corporation and a direct, wholly owned subsidiary of Newco ("Devon Oklahoma"), and PennzEnergy Company, a Delaware corporation ("PZE"). Any capitalized terms used herein without definition shall have the meaning assigned thereto in the Agreement.

     In furtherance of and to facilitate the preparation and filing of a registration statement on Form S-4 of Newco, a portion of which will also serve as the joint proxy statement with respect to the meetings of the stockholders of DVN and of PZE in connection with the Merger, DVN, Newco, DVN Oklahoma and PZE hereby supplementally agree as follows:

     1. The By-Laws of Newco at the Effective Time shall be as set forth in Exhibit A to this Supplement.

     2. The committees of the Board of Directors of Newco at the Effective Time shall be as set forth in Exhibit B to this Supplement.

     3. The Rights Agreement of Newco at the Effective Time shall be substantially as set forth in Exhibit C to this Supplement.

     4. The person designated by PZE under Section 3.1 of the Agreement for the Board of Directors of Newco to be mutually approved by the chairman of PZE and the president of DVN shall be William J. Johnson.

     The Agreement shall continue in full force and effect in accordance with the provisions thereof.

     IN WITNESS WHEREOF, the parties have executed this Supplement and caused the same to be duly delivered on their behalf on the date and year first written above.

                                    DEVON ENERGY CORPORATION


                                    By:   /s/ J. Larry Nichols
                                        -----------------------------
                                        J. Larry Nichols
                                        President


                                    DEVON DELAWARE CORPORATION


                                    By:   /s/ J. Larry Nichols
                                        -----------------------------
                                        J. Larry Nichols
                                        President


                                    DEVON OKLAHOMA CORPORATION


                                    By:   /s/ J. Larry Nichols
                                        -----------------------------
                                        J. Larry Nichols
                                        President


                                    PENNZENERGY COMPANY


                                    By:   /s/ James L. Pate
                                        -----------------------------
                                        James L. Pate
                                        Chairman of the Board

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                                                                       Exhibit A





                [See Exhibit 3.3 of the Registration Statement
                     on S-4 of Devon Delaware Corporation
                              dated July 15, 1999]

                                                                       Exhibit B

                                     Newco
                      Committees of the Board of Directors


Audit (3 persons)
  Ferguson (Chair)
  1 additional former DVN director designated by DVN
  1 former PZE director designated by PZE


Compensation (4 persons)
  Gavrin (Chair)
  1 additional former DVN director designated by DVN
  2 former PZE directors designated by PZE


Nominating (4 persons)
  Gellert (Chair)
  1 additional former DVN director designated by DVN
  2 former PZE directors designated by PZE


Executive (2 persons)
  Nichols
  Pate (Chair)

                                                                       Exhibit C






                [See Exhibit 4.2 of the Registration Statement
                         on Form S-4 of Devon Delaware
                        Corporation dated July 15, 1999]